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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 21, 1999


                              Greater Bay Bancorp
            (Exact name of registrant as specified in its charter)


          California                                         77-0387041
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                         identification number)

                       Commission file number:  0-25034

                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (650) 813-8200
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Item 5.   Other Events.

     On July 1, 1999, Greater Bay Bancorp (the "Registrant") filed a Current Report on Form 8-K containing the supplemental consolidated financial statements of the Registrant reflecting the merger with Bay Area Bancshares, which was accounted for using the pooling of interests method of accounting. The purpose of this amendment is to correct an inadvertent error in Exhibit 23.1, Consent of PricewaterhouseCoopers LLP. The corrected exhibit is attached hereto.

Item 7.   Financial Statements and Exhibits.

Exhibits
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23.1   Consent of PricewaterhousCoopers LLP

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Greater Bay Bancorp
                                   (Registrant)



Dated: July 14, 1999               By: /s/ Linda M. Iannone
                                       --------------------
                                       Linda M. Iannone
                                       Senior Vice President and General
                                       Counsel

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                                 Exhibit Index
                                 -------------
Exhibits
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23.1   Consent of PricewaterhousCoopers LLP

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